                                                                      Exhibit 24
                                                                      ----------

                         THE GREENBRIER COMPANIES, INC.
                         ------------------------------

                                Power of Attorney

         The undersigned director and/or officer of The Greenbrier Companies, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 for the purpose of registering equity securities of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 29th day of July, 2004.

                                                         /s/ William A. Furman
                                                       ------------------------
                                                           William A. Furman

                         THE GREENBRIER COMPANIES, INC.

                                Power of Attorney
                                -----------------

         The undersigned director and/or officer of The Greenbrier Companies, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 for the purpose of registering equity securities of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 29th day of July, 2004.

                                                          /s/ Larry G. Brady
                                                       ------------------------
                                                           Larry G. Brady

                         THE GREENBRIER COMPANIES, INC.

                                Power of Attorney
                                -----------------

         The undersigned director and/or officer of The Greenbrier Companies, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 for the purpose of registering equity securities of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 30th day of July, 2004.

                                                         /s/ Victor G. Atiyeh
                                                       ------------------------
                                                           Victor G. Atiyeh

                         THE GREENBRIER COMPANIES, INC.
                         ------------------------------

                                Power of Attorney

         The undersigned director and/or officer of The Greenbrier Companies, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 for the purpose of registering equity securities of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 29th day of July, 2004.

                                                        /s/ Duane C. McDougall
                                                       ------------------------
                                                          Duane C. McDougall

                         THE GREENBRIER COMPANIES, INC.

                                Power of Attorney
                                -----------------

         The undersigned director and/or officer of The Greenbrier Companies, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 for the purpose of registering equity securities of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 29th day of July, 2004.

                                                  /s/ A. Daniel O'Neal, Jr.
                                                 --------------------------
                                                  A. Daniel O'Neal, Jr.

                         THE GREENBRIER COMPANIES, INC.

                                Power of Attorney
                                -----------------

         The undersigned director and/or officer of The Greenbrier Companies, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 for the purpose of registering equity securities of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 30th day of July, 2004.

                                                          /s/ C. Bruce Ward
                                                       ------------------------
                                                            C. Bruce Ward

                         THE GREENBRIER COMPANIES, INC.

                                Power of Attorney
                                -----------------

         The undersigned director and/or officer of The Greenbrier Companies, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 for the purpose of registering equity securities of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 2nd day of August, 2004.

                                                       /s/ Benjamin R. Whiteley
                                                     ---------------------------
                                                         Benjamin R. Whiteley

                         THE GREENBRIER COMPANIES, INC.

                               Power of Attorney
                               -----------------

         The undersigned director and/or officer of The Greenbrier Companies, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 for the purpose of registering equity securities of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 22nd day of November, 2004.
                       ----



                                         /s/ Donald A. Washburn
                                  ---------------------------------------
                                         Donald A. Washburn